2 Forward Looking Statement Cautionary Note Regarding Forward - Looking Statements This presentation and other publicly available documents contain, and our officers and representatives may from time to time make, "forward - looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward - looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Forward - looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward - looking statements. Therefore, you should not rely on any of these forward - looking statements. It is possible that certain events could or could not occur that may cause our actual results and financial condition to differ materially from those indicated in the forward - looking statements.

3 The Staffing Group, LTD . (TSGL) is a recruiting firm with it's primary expertise being the recruiting and staffing of skilled tradesmen for the construction, Light - industrial and shipping industries throughout the Southeast U . S . The Staffing Group's mission is to identify, evaluate and recruit critical talent for our client companies . We handle the recruiting, hiring, and training of the employees so our clients can focus on their project . Through world class customer service we eliminate the headache of employee management . Mission

4 TSGL utilizes volume purchasing to reduce costs and has implemented protocols that allow its executives to manage team members more effectively . The company provides its customers with the following services : Staffing Services □ Customized Client Specific Recruiting □ Cash Flow Management □ Background Checks/MVR Reports □ Drug/Alcohol Screenings □ Skills Testing □ Temporary - to - Permanent Workers □ Payroll - Related Taxes □ Certified Payroll □ Workers’ Compensation Coverage □ General Liability Insurance □ Safety Equipment & Safety Training Programs

Baton Rouge, Louisiana Metairie, Louisiana Houma, Louisiana Slidell, Louisiana Bridge City, Louisiana Lafayette, Louisiana Tampa, Florida Sarasota, Florida Titusville, Florida Jackson, Mississippi 5 Locations Corporate Headquarters 400 Poydras St Suite 1165 New Orleans, LA 70130 504 - 525 - 7955

TSGL Creates Jobs 6 Jobs by State Louisiana 57% Florida 36% Mississippi 4% Alabama 3% By bringing EmployUS into The Staffing Group , LTD . our footprint has grown . EmployUS serviced over 150 customers and employed over 3 , 000 people in 2013 . TSGL recruits, hires, employs and manages skilled labor so the client doesn’t have to .

7 The Staffing Group, LTD . (“TSGL”) is a full - service, staffing company which recruits, hires and trains skilled workers in the following industries : Industries Serviced Construction Carpenters – Electricians – Plumbers – General Labor Light Industrial Manufacturing – Production – Forklift Operators Maritime Stevedoring – Equipment Operators – Ship Repair Refuse Hoppers – Recycling – Sorters

8 Revenue by Industry - 2,000,000.00 4,000,000.00 6,000,000.00 8,000,000.00 10,000,000.00 12,000,000.00 14,000,000.00 16,000,000.00 2010 2011 2012 2013 Refuse Maritime Light Industrial Construction

9 □ Reduction in Benefit Costs □ Reduction in Training Costs □ Reduction in Administrative Costs □ Elimination of Costly Hiring Mistakes □ Improved Productivity □ Elimination of Workers Compensation Exposure □ Cash Flow Management Advantages of Using TSGL

10 The staffing industry was one of the first industries to recover from the recession . With double - digit increases in sales each of the past 3 years, staffing sales have gone from 72 billion up to 104 billion and are continuing to grow . Market Opportunity - Staffing Usage in the U.S.

11 A poll of 2000 businesses taken by The American Staffing Association in 2013 showed that an average of nearly 16 % of businesses anticipated using temporary help this year . The larger the business was, the higher the probability of a need . Probability of Staffing U sage in the U.S.

12 Projected Organic Growth - 5,000,000.00 10,000,000.00 15,000,000.00 20,000,000.00 25,000,000.00 30,000,000.00 35,000,000.00 Year 2013 Year 2014 Year 2015 TSGL Organic Growth TSGL Organic Growth

13 The Staffing Group, LTD . (TSGL) intends to grow both organically and through strategic acquisition . □ Traditionally staffing companies are purchased based on a multiplier of 3 - 4 x prior years EBITDA . □ Targeted acquisition strategy □ Initial down payment of cash ( 25% ) □ Stock Equity for Owners and executive management □ 3 year earn out tied to continued generation of revenue □ Reasons why it is a buyers market : □ Increased Unemployment Rates □ Increased Workers Compensation Rates □ Elimination of Tax Liability □ Uncertainty regarding The Affordable Care Act as well as additional staff needed to administer □ Gives owner - operators the chance to get back to what they do best, selling and customer service . Our established team takes over all back - office functions G rowth by Acquisition

14 Projected Acquisition Revenue - 2,000,000.00 4,000,000.00 6,000,000.00 8,000,000.00 10,000,000.00 12,000,000.00 Year 2013 Year 2014 Year 2015 Acquisition Acquisition

15 Projected Revenue Combined - 5,000,000.00 10,000,000.00 15,000,000.00 20,000,000.00 25,000,000.00 30,000,000.00 35,000,000.00 40,000,000.00 45,000,000.00 50,000,000.00 Year 2013 Year 2014 Year 2015 ACQUISITION ORGANIC GROWTH

16 Financials (Projected) 2013 2014 2015 Unaudited Projected Projected Revenue Staffing $ 15,750,000 $ 26,000,000 34,000,000 Acquisition $ - $ 6,000,000 12,000,000 Total Revenue $ 15,750,000 $ 32,000,000 $ 46,000,000 Cost of Revenue Staffing 13,010,000 21,200,000 27,800,000 Acquisition - 4,500,000 9,000,000 Total COGS 13,010,000 25,700,000 36,800,000 Gross Profit $ 2,740,000 $ 6,300,000 $ 9,200,000 Expenses General & Administrative Expenses 900,000 2,000,000 2,800,000 Professional Services Expenses 150,000 200,000 300,000 Staff Costs 1,590,000 3,100,000 4,200,000 Total Expenses 2,640,000 5,300,000 7,500,000 EBITDA $ 100,000 $ 1 , 000 , 000 $ 1,700,000

17 BRIAN MCLOONE Chief Executive Officer o 25 years experience in the staffing industry . o Chief Operating Officer of EmployUS ( 2010 – 2013 ) Start - up company that in three years grew to over $ 15 , 000 , 000 . 00 in annual revenue . o Vice President of Operations for Workers Temporary Staffing ( 2002 – 2010 ) . Directed 36 locations that were responsible for over $ 40 , 000 , 000 . 00 in annual revenue . o Advantage Leasing and Staffing ( 1999 – 2002 ) Vice President of Operations responsible for business development and all facets of operations . BRENT CALLAIS President o Extensive track record in both the private and public sector focusing on economic development and job creation. o Founder of EmployUS, a staffing company that put over 3,000 people to work in 2013. o Southeast Regional Manager for one of the nation’s largest staffing companies. o Corporate Lobbyist for the oil and gas industry. JOHN GUERINEAU Controller o Over 25 years of Accounting and Financial expertise in government and public sector. o Controller for EmployUS from 2011 - 2014. Responsible for all accounting operations for the company. o Compliance Specialist Manager for Ruth’s Chris Steak House Corporate coordinating and managing all tax, license and compliance filings for 40 corporate and 49 franchise locations. o Controller for a mid - size marine company managing all accounting and human resource functions . Management team

18 □ Aggressive Acquisition Strategy □ Strong Revenue □ Proven Leadership Team □ Large Market Opportunity □ Positive Cash Flow □ Rapidly Growing Industry Why The Staffing Group LTD. (TSGL)